EMPLOYMENT AGREEMENT



This employment agreement, dated as of May 1, 2000, by and between Gemini Learning Systems, Inc., an Alberta corporation, ("Company") and Kim Adolphe ("Executive"), to be effective May 1, 2000,
(the "Employment Agreement").


                             RECITALS:

A.	Company is a wholly owned subsidiary of Salient Cybertech, Inc., and seeks to employ Executive.

B.	The Executive is willing to be employed by the Company and has made and is expected to continue to make major contributions to the profitability, growth and financial strength of the Business to be conducted by the Company.

C.	The Executive is willing to accept such employment.

D.	The Board of Directors of the Company, and of its parent,
Salient Cybertech, Inc., (the "Parent") a publicly traded Delaware Corporation, has authorized this Agreement with the Executive, and has approved all of the terms, conditions and undertakings hereof, all of which the board of the Company has found to be reasonable, proper and in the best interest of the Company.


NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, the parties agree as follows:

1. EMPLOYMENT. The Company hereby agrees to employ the Executive and the Executive hereby agrees to accept employment with the Company in accordance with the terms and conditions set forth in this Employment
Agreement.

2. TERM. The term of this Employment Agreement shall begin as of the date hereof and continue until December 31, 2003. (The "Initial Term"). The
Company hereby employs the Executive, and the Executive hereby accepts s such employment by the Company, for the Initial Term, subject to earlier termination pursuant to the provision of Section 7 hereof. The Executive's term of employment, including Renewal Terms, shall hereinafter be referred to as the "Employment Term".


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3. AUTOMATIC RENEWAL.  If this Employment Agreement is
still in full force and effect at the end of the Initial Term, it shall be automatically extended and continued from year to year unless terminated by the Executive at any time following the Initial Term upon the giving of not less than 120 days notice of termination (each such one (1) year period referred to as a "Renewal Term"). Except as otherwise provided herein, each Renewal Term shall be on the same terms and conditions as the Initial Term under this Employment Agreement. The Initial Term and any
Renewal Terms are herein collectively referred to as the "Term". Company may only terminate this agreement with the unanimous consent of the Board of Directors of the Parent, or by a majority vote of the Board of Directors of the Parent for just cause.
Just cause is defined as any act or
misrepresentation that causes material harm to the Company, said act or misrepresentation being more than simple negligence (continued and repeated acts of simple negligence are deemed just cause for the purposes of this paragraph).

4. COMPENSATION. For all services to be rendered by the Executive in any capacity during the Employment
Term, including, without limitation, services as an executive officer, director or member of any committee of Company or any Related Entity, the Executive shall receive the following compensation:

A. Base Salary.  During the Employment Term, the
Company shall pay the Executive an annual salary of One Hundred Fifty Thousand Dollars ($150,000),in Canadian
Funds, of base salary plus any Annual Increase
(defined below) (the "Base Salary"), payable in accordance with the Company's practice, but not less than monthly. The amount of Base Salary shall be reviewed by the Board of Directors of the Company at least once each year to insure that it is commensurate with the value of the services performed by the Executive and will be increased as a result of such review by an amount of at least 5% of the Base Salary (the "Annual Increase").
Increases in Base Salary in excess of 5% per annum as a result of such review will be at the sole discretion of the board of directors of the Company.

B. Annual Performance Bonus. The Executive shall be considered for an annual performance bonus based upon his performance during the applicable fiscal year and shall participate with other employees of Company in any executive compensation plan established by the Board of Directors of the Company.

C. Expenses. The Company will reimburse or advance funds to Executive for all reasonable business, travel, entertainment and miscellaneous expenses incurred in connection with the performance of his duties under this Employment Agreement, in accordance with and subject to the Company's standard practices for reimbursement of employee expenses.


D. Vacation. At such reasonable time as the Company shall in its discretion permit, the Executive shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment under this Employment Agreement, all such voluntary absences to count as vacation time, provided that it complies with the Paid Day Off ("PDO") package
(which includes sick time) available to all employees, but in no event less than three (3) weeks per year (the ("Paid Vacation Time"). The
Executive, at the Executive's option, shall be allowed to accrue and carry over from one year to the next any unused Paid Vacation Time due under the terms of the Employment Agreement (including Paid
Vacation Time accrued and unused since the date of the Executive's employment through the date of the Employment Agreement.)

E. Insurance.

(1) During the Employment Term, the
Executive shall be entitled to participate in any and all group insurance, medical benefit, disability insurance, retirement or other employee benefit plans in effect from time to time and made generally available to employees of the Company of similar position, rank and seniority as the Executive, or any successor Company to which this Employment Agreement may be assigned.

(2) At the end of the Employment Term, the Executive shall have the option to purchase any life insurance policy obtained by the Company and covering his life for the case surrender value of such policy, if such purchase is permitted under the terms of the policy obtained by the Company.

F. Professional Memberships.  During the Employment
Term, the Executive shall be entitled to professional and other membership dues and fees.

G. Continuing Education. During the Employment Term, the Executive shall be entitled to payment for all costs, including reasonable travel, meals and hotel accommodations, for attending seminars for continuing education credit hours required to maintain any license. If Executive determines to


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seek other certification, such education credits
necessary to meet such requirements shall be paid.
All continuing education courses to be selected by Executive.

H. Option Plan.  Executive shall be deemed a Key
Management Employee and be entitled to all employee and executive stock option plans.

I. Incentive Compensation. Executive will be an eligible employee for Incentive Compensation and shall be a member of any Incentive Compensation
Committee established to determine the distribution of any Performance Distribution payable.

J. In the event that this Agreement is terminated by the Company for any reason other than material misrepresentations, any matter pursuant to paragraph
7 hereinbelow, or acts which are criminal in nature, Executive shall be entitled to a cash severance equal to $1,000,000 in Canadian funds payable in equal installments over 10 years.

5. DUTIES OF EXECUTIVE

A. The Executive hereby agrees to serve as President of the Company and in such other additional executive positions as shall be assigned to the Executive.
The Executive agrees to perform such services customary to such offices as shall from time to time be assigned to the Executive by the Company, and, in the absence of such assignment, such services customary to such office as are necessary to the operations of the Company, (the "Executive's
Services"). The Executive shall devote all of his business time and effort to advance the business objectives of the Company. During the Employment
Term, the Executive shall use his best efforts to discharge his duties under this Employment Agreement in compliance with applicable federal, state and local laws.

B. The Executive understands and agrees that the Company may from time to time require Executive to perform services for the related entities, in which event, the Executive shall perform his obligations under this Employment Agreement as if such related entities were a party to this Employment Agreement.
Specifically, but without limitation of the foregoing, the provisions of Section 7 shall apply not only with respect to the Company but also with respect to the Related Entities for whom the Executive renders services.

6. WORKING FACILITIES. The Company, at its own cost, shall furnish the Executive with office facilities, technical and secretarial personnel, supplies, equipment and other facilities and services appropriate to his position and adequate for the performance of his duties hereunder.

7. TERMINATION. Notwithstanding anything to the contrary herein, this Employment agreement may be terminated at any time during the Term hereof upon the earlier occurrence of any of the following events:

A. Mutual written agreement between the Company and the Executive.

B. At the Company's option on thirty (30) days' written notice in the event of the Executive's
Disability, as defined under any disability insurance policy on the Executive, if the Company carries such insurance, or otherwise meaning the Executive's inability to continuously perform the Executive's Services for the Company for a continuous period of ninety (90) days as a result of adverse health or physical condition as reported by a physician acceptable to the Executive and the Company, the acceptability of whom shall not be unreasonably withheld by either party.

C. Upon the death of the Executive.

D. By the Board of Directors for "cause", which shall mean:

(1) the Executive has been indicted,
criminally charged or deemed guilty by the Board of Directors of:
(a)   fraud, stealing, embezzlement or
misappropriation of funds;
(b)   a material violation of the
provisions hereof;
(c)   continuing failure to perform
the Executive's duties; or
(d)   excessive unexcused absenteeism
from work other than for the Executive's
Disability covered in Paragraph 7.B
above; or

(2) the conviction of
the Executive of any criminal felony.

E. The Company shall give Executive reasonable written notice and opportunity to cure any termination for cause based on Paragraph
7.D(1)(b), 7.D(1)(c) or 7.D(1)(d) above.

F. Upon termination of the Executive's employment for cause under Paragraph 7.D(1)(a) or 7.D(2) above, the Executive shall be entitled to receive only the compensation accrued, unpaid and payable as of the date of termination, and shall not be entitled to additional compensation, bonuses or benefits, except as otherwise expressly provided herein or required by law. Upon termination of the Executive's employment for cause for any reason other than stated in Paragraph 7.D(1)(a) or 7.D(2) above, the Executive shall be entitled to receive his Base Salary, exclusive of any bonus compensation which could be earned for such period, for the Term as if the Employment agreement were not terminated.

8. EXECUTIVE'S TERMINATION. If the Executive terminated his employment with the Company, the Executive shall be entitled to receive only such Base
Salary and Paid Vacation Time as has accrued and is payable to the Executive as of the date of such termination, but no other amounts otherwise payable to the Executive.

9. CONFIDENTIALITY.  The Executive shall execute the
Company's standard employee confidentiality and non-compete agreements required of all employees of the Company (the "Non-Compete Agreement"). Upon termination of the Executive's employment for cause for any reason other than stated in Paragraph 7.A, 7.D(1)(a) or 7.D(2) above, the Executive shall be released from the provisions of the Non-Compete
Agreement.

10. FEDERAL INCOME TAX WITHHOLDING. The Company shall withhold from any benefits payable under this Employment Agreement, or arrange for the payment of, any federal, state, local or other taxes, as shall be required pursuant to any law or governmental regulation or ruling, either American or Canadian.

11. WAIVER.  No term or condition of this Employment
Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Employment Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

12. GOVERNING LAW. This Employment Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta, without reference to the conflicts or laws or principals thereof.

13. RELATIONSHIP OF PARTIES. The relationship between the Company and the Executive shall be that of employer and employee.

14. NOTICES. Any notice required or permitted to be given under this Agreement shall be effective upon delivery in person or mailing by certified mail,


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return receipt requested, to the parties at the
addresses below:

         TO COMPANY:     Salient Cybertech, Inc.
                         1999 Lincoln Dr., Suite 202
                         Sarasota, FL 34236

         TO EXECUTIVE:   Kim Adolphe
                         c/o Gemini Learning Systems, Inc.
                         839-5th Avenue SW
                         Suite 605
                         Calgary Alberta
                         Canada   T2P3C8


or to such other address as either party shall direct by notice to the other party.

15. ASSIGNMENT.  This Employment Agreement and all of
Executive's rights, duties and obligations hereunder are personal in nature and shall not be assignable by Executive. Any purported assignment thereof shall not be valid or binding on the Company. This Employment
Agreement shall be assignable by the Company without the prior written consent of Executive. This
Employment Agreement shall inure to the benefit of and shall be legally binding upon all permitted successors or assigns of the Company.

16. COUNTERPARTS. This Employment Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Employment Agreement by signing any such counterpart.

17. ENTIRE AGREEMENT. This Employment Agreement, along with any documents executed contemporaneously with the execution of this Employment Agreement, constitutes the entire understanding of the parties and supersedes any and all prior discussions, negotiations, employment agreements and understandings, whether oral or written, with respect to the subject matter hereof. This Employment
Agreement can be modified only by a written instrument properly executed by the Executive and the Company.

18. SEVERABILITY. In the event any one or more provisions of this Employment Agreement shall, for any reasons, be held invalid, illegal or unenforceable, the remaining provisions of this Employment shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision which comes closest to the intent of the parties.

19. PREVAILING PARTY'S ATTORNEYS' FEES.  If any legal


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action or other proceeding is brought for the
enforcement of this Employment Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Employment Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees, sales and use taxes, court costs and all reasonable expenses, even if not taxable as court costs (including, without limitation, all such fees, taxes, costs and expenses incident to arbitration, appellate, bankruptcy, and post-judgment proceedings) incurred in that action or proceeding, in addition to any other relief to which such party may be entitled. Attorneys' fees shall include, without limitation, paralegal fees, investigative fees, administrative costs, sales and use taxes, and all other charges billed by the attorney to the prevailing party.

20. GOOD FAITH DEALINGS. The parties acknowledge and accept their duties to deal with each other in good faith in applying the provisions of this Employment
Agreement, including but not limited to those dealing with termination.

21. IN WITNESS WHEREOF, and intending to be legally bound hereby, Company and Executive have executed and delivered this Employment Agreement as of the date and year first above written.




                           By: /s/Paul Sloan
                               President, Salient Cybertech, Inc.
                               for Gemini Learning Systems, Inc.


                           By: /s/Kim Adolphe


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